UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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                                 PHH CORPORATION
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)

                         PENNANT CAPITAL MANAGEMENT, LLC
                                  ALAN FOURNIER
                         -------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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



     On March 9, 2009, Pennant Capital Management, LLC ("Pennant Capital") and Alan Fournier filed a ninth amendment to their Schedule 13D ("Amendment No. 9") with respect to PHH Corporation, a Maryland corporation. Amendment No. 9, together with its appendices, is attached hereto as Exhibit 1 and is incorporated herein by reference.

                                    * * * * *

Exhibits
--------
Exhibit 1 Amendment No. 9 to Schedule 13D of Pennant Capital Management, LLC and Alan Fournier, filed with the U.S. Securities and Exchange Commission on March 9, 2009.